ECONO-COMM, INC.
                           D/B/A MOBILE COMMUNICATIONS

                            FINANCIAL STATEMENTS AND
                          INDEPENDENT AUDITORS' REPORT

                           DECEMBER 31, 2002 AND 2001

                          INDEPENDENT AUDITORS' REPORT




Board of Directors
Econo-Comm, Inc.
D/B/A Mobile Communications
Lauderhill, Florida


We have audited the accompanying balance sheets of Econo-Comm, Inc. as of December 31, 2002 and 2001, and the related statements of income and retained earnings, and cash flows, for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Econo-Comm, Inc. as of December 31, 2002 and 2001, and the results of its operations and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The schedules of costs and expenses are presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.



SHELDON, RIBOTSKY & LEVINE, P.A.
Certified Public Accountants

February 14, 2003

North Miami, Florida



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                                ECONO-COMM, INC.
                           D/B/A MOBILE COMMUNICATIONS

                                 BALANCE SHEETS

                           DECEMBER 31, 2002 AND 2001




                                   A S S E T S


                                                                 2002             2001
                                                             -----------       -----------


CURRENT ASSETS:
  Cash                                                       $    33,285       $    28,275
  Receivables:
    Trade (net of allowance for bad debts of $25,000 in
      2002 and $30,000 in 2001)                                  572,457           398,750
  Escrow deposit                                                   5,978             8,412
  Inventory                                                      143,167            75,427
  Prepaid expenses                                                 7,111              --
                                                             -----------       -----------

       TOTAL CURRENT ASSETS                                      761,998           510,864
                                                             -----------       -----------




PROPERTY AND EQUIPMENT:
  Equipment and furnishings                                      367,714           364,873
  Building and improvements                                      786,840           752,412
  Land                                                           123,000           123,000
                                                             -----------       -----------

                                                               1,277,554         1,240,285
   Less accumulated depreciation                                (384,030)         (353,320)
                                                             -----------       -----------

                                                                 893,524           886,965
                                                             -----------       -----------


OTHER ASSETS:
  Loan fees (net of accumulated amortization of $885 in
    2002 and $402 in 2001                                          8,765             9,248
  Deposit                                                            300               300
                                                             -----------       -----------

                                                                   9,065             9,548
                                                             -----------       -----------


                                                             $ 1,664,587       $ 1,407,377
                                                             ===========       ===========


                                                                                (Continued)

                                ECONO-COMM, INC.
                           D/B/A MOBILE COMMUNICATIONS

                                 BALANCE SHEETS

                           DECEMBER 31, 2002 AND 2001





                      LIABILITIES AND SHAREHOLDER'S EQUITY



                                                              2002            2001
                                                          ----------      -----------

CURRENT LIABILITIES:
  Accounts payable                                        $  224,944      $  107,682
  Note payable - bank                                        145,322         148,807
  Current maturities of long-term debt                        19,300          20,589
  Accrued expenses                                            14,746             711
  Tenant security deposit                                      2,500           2,500
  Accrued warranty payable                                     6,134           5,361
                                                          ----------      ----------

       TOTAL CURRENT LIABILITIES                             412,946         285,650
                                                          ----------      ----------



LONG-TERM DEBT, less current maturities above                571,105         590,082
                                                          ----------      ----------


COMMITMENTS AND CONTINGENCIES


SHAREHOLDER'S EQUITY:
  Common stock, $1 par value, 100 shares authorized,
   issued and outstanding                                        100             100
  Additional paid-in capital                                  33,978          33,978
  Retained earnings                                          646,458         497,567
                                                          ----------      ----------

       TOTAL SHAREHOLDER'S EQUITY                            680,536         531,645
                                                          ----------      ----------


                                                          $1,664,587      $1,407,377
                                                          ==========      ==========









                   The accompanying notes are an integral part
                         of these financial statements.

                                ECONO-COMM, INC.
                           D/B/A MOBILE COMMUNICATIONS

                   STATEMENTS OF INCOME AND RETAINED EARNINGS

                     YEARS ENDED DECEMBER 31, 2002 AND 2001






                                                 2002             2001
                                             -----------       -----------


REVENUES                                     $ 2,321,085       $ 2,495,618

COST OF GOODS SOLD (Schedule)                  1,593,130         1,592,722
                                             -----------       -----------


GROSS PROFIT                                     727,955           902,896
                                             -----------       -----------


OPERATING EXPENSES:
  Selling (Schedule)                             140,446           181,929
  General and administrative (Schedule)          352,222           254,500
  Interest                                        46,575            36,775
                                             -----------       -----------

                                                 539,243           473,204
                                             -----------       -----------

OTHER INCOME (LOSS):
  Rental income                                   61,458            44,330
  Loss on disposal of assets                        --             (30,718)
                                             -----------       -----------

                                                  61,458            13,612
                                             -----------       -----------


NET INCOME                                       250,170           443,304

LESS:  SHAREHOLDER DISTRIBUTIONS                (101,279)         (113,383)

RETAINED EARNINGS BEGINNING OF YEAR              497,567           167,646
                                             -----------       -----------


RETAINED EARNINGS END OF YEAR                $   646,458       $   497,567
                                             ===========       ===========








                     The accompanying notes are an integral
                       part of these financial statements.

                                ECONO-COMM, INC.
                           D/B/A MOBILE COMMUNICATIONS
                            STATEMENTS OF CASH FLOWS
                      YEAR ENDED DECEMBER 31, 2002 AND 2001




                                                                       2002            2001
                                                                    ---------       ---------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                        $ 250,170       $ 443,304
  Adjustments to reconcile net income to net
   cash provided by operating activities:
    Depreciation and amortization                                      31,193          15,221
    Loss on disposal of fixed assets                                     --            30,718
    Allowance for bad debts                                            (5,000)        (29,803)
    (Increase) decrease in:
      Receivables                                                    (168,707)          8,854
      Inventories                                                     (67,740)         (5,792)
      Prepaid expenses                                                 (7,111)           --
      Deposits                                                          2,434           1,588
    Increase(decrease) in:
      Accounts payable                                                117,262        (186,335)
      Accrued expenses                                                 14,808           4,834
      Tenant deposits                                                    --             2,500
                                                                    ---------       ---------

       Net cash provided by operating activities                      167,309         285,089
                                                                    ---------       ---------


CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchase of property and equipment                                  (37,269)       (898,998)
                                                                    ---------       ---------

       Net cash (used) by investing activities                        (37,269)       (898,998)
                                                                    ---------       ---------


CASH FLOWS FROM FINANCING ACTIVITIES:
  Increase (decrease)  in current maturities of long-term debt         (4,774)         66,960
  Increase (decrease) in long-term debt                               (18,977)        577,609
  Decrease in loan fees                                                  --            (9,650)
  Shareholder distributions                                          (101,279)       (113,383)
                                                                    ---------       ---------

       Net cash (used) provided by financing activities              (125,030)        521,536
                                                                    ---------       ---------


NET INCREASE (DECREASE) IN CASH                                         5,010         (92,373)

CASH - BEGINNING OF YEAR                                               28,275         120,648
                                                                    ---------       ---------

CASH - END OF YEAR                                                  $  33,285       $  28,275
                                                                    =========       =========


SUPPLEMENTAL DATA:
  Interest paid                                                     $  46,575       $  36,775
                                                                    =========       =========



                   The accompanying notes are an integral part
                         of these financial statements.

                                ECONO-COMM, INC.
                           D/B/A MOBILE COMMUNICATIONS
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2002 AND 2001







NOTE 1   -DESCRIPTION OF BUSINESS

          Econo-Comm, Inc. ("The Company") is principally engaged in the repair and manufacturing of communication devices. The company sells and repairs cell phones, two-way radios, and other communication devices for individuals, businesses and government agencies. The company manufactures emergency call boxes which are used primarily by colleges and universities, state departments of transportation and golf courses.

NOTE 2   -SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

          INVENTORY - Inventory consists primarily of electronic parts and cellular phones. Inventory is stated at the lower of cost (first-in, first-out) or market.

          PROPERTY AND  EQUIPMENT - Property and  equipment are recorded at cost
          and  depreciated  using  various   depreciation   methods  over  their
          approximate useful life.

          INCOME TAXES - Effective January 1, 1990, the Company has elected to be taxed as an S Corporation, therefore the Corporation is not liable for income taxes since all income, losses and credits will be passed through to the shareholders.

          ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

          CONCENTRATION OF CREDIT RISK - The Company is exposed to credit risks in the event of default by financial institutions in which balances are maintained in excess of insured limits.

          The Company's sales are primarily provided to customers throughout the United States. Historically, credit losses have not been significant.

NOTE 3  - PROPERTY AND EQUIPMENT

          As of December 31, 2002 and 2001 the company's property and equipment were as follows:


                                                                     Estimated
                                              2002        2001     Useful Lives
                                          ----------   ----------  -------------

          Equipment and furnishings       $  367,714   $  364,873      7 Years
          Buildings and improvements         786,840      752,412     30 Years
          Land                               123,000      123,000     30 Years
                                          ----------   ----------

             Total                         1,277,554    1,240,285

          Less accumulated depreciation     (384,030)    (353,320)
                                          ----------   ----------
                                          $  893,524   $  886,965
                                          ==========   ==========

                                ECONO-COMM, INC.
                           D/B/A MOBILE COMMUNICATIONS
                          NOTES TO FINANCIAL STATEMENTS
                     YEARS ENDED DECEMBER 31, 2002 AND 2001



NOTE 4   -NOTE PAYABLE - BANK

          LINE OF CREDIT - BANK - Due on demand, or if no demand is made, due in one payment on March 16, 2004. Interest payments are due monthly, which are calculated at 1% above the Wall Street Journal Prime Rate. Collateralized by accounts receivable, inventory, equipment, and all other assets of the company. Outstanding balance as of December 31, 2002 and 2001 are $145,322 and $148,807 respectively.

NOTE 5  - LONG-TERM DEBT

          Long-term debt at December 31, is summarized as follows:

                                                                                         2002                        2001
                                                                              -------------------------    ------------------------
                                                                              Due Within      Due After    Due Within    Due After
                                                                                One Year      One Year      One Year      One Year
                                                                              -----------     ---------    ----------    ----------
          Loan Payable - Dave Batzer - no interest
          and no due date for repayment                                       $      --        $ 70,000      $   --        $ 70,000

          Installment loans on vehicles with interest
          rates varying from  5.90% to 11.95% with
          payments due through May 2002                                              --            --           2,589          --

          Note payable-Bank-interest 8% with payments due through April
          2016, collateralized by land, building improvements, fixtures and insurance
          proceeds                                                                 12,300       269,004        11,400       280,997

          Note payable -SBA-interest 6.423% with payments
          due through May 2021, collateralized by land,
          building and improvements                                                 7,000       232,101         6,600       239,085
                                                                              -----------      --------      --------      --------
                                                                              $    19,300      $571,105      $ 20,589      $590,082
                                                                              ===========      ========      ========      ========


          As of December 31, 2002, long-term debt matures as follows:

                                                                          2003                $  19,300
                                                                          2004                   20,900
                                                                          2005                   22,300
                                                                          2006                   25,000
                                                                          2007                   26,000
                                                                    Thereafter                  476,905
                                                                                              ---------
                                                                                              $ 590,405
                                                                                              =========

NOTE 6  - MAJOR CUSTOMERS

          Sales to the companies four major customers were approximately $1,658,156 and $1,498,159 during the year ended December 31, 2002 and 2001 respectfully, representing 71% of the total revenue for 2002 and 57% of the total revenue for 2001.

                                ECONO-COMM, INC.
                           D/B/A MOBILE COMMUNICATIONS
                          NOTES TO FINANCIAL STATEMENTS
                     YEARS ENDED DECEMBER 31, 2002 AND 2001







NOTE 7  - TRANSACTIONS WITH DISTRIBUTOR

          The Company sells its wireless call boxes to Connectivity, Inc. a company which has an exclusive distribution agreement with the Company. (This distribution company signed a letter of intent to be acquired by Career Engine Network (See Note 8)). During the years ended December 31, 2002 and 2001 the Company sold wireless call boxes to Connectivity totaling $656,535 and $477,000 respectively. (See Note
          6). In addition, included in accounts receivable was $394,951 and $200,442 due from Connectivity, Inc. at December 31, 2002 and 2001.

NOTE 8  - SALE OF COMPANY

          The Company is in negotiations to be acquired by Career Engine Network, Inc. (a publicly held Company) in which the Company would become a 100% wholly owned subsidiary.

                                ECONO-COMM, INC.
                           D/B/A MOBILE COMMUNICATIONS
                         SCHEDULES OF COSTS AND EXPENSES
                     YEARS ENDED DECEMBER 31, 2002 AND 2001




                                             2002               2001
                                         ----------         ----------
COST OF SALES:
  Depreciation and amortization          $   31,194         $   15,221
  Equipment rental                            9,998             12,732
  Freight                                    22,927             31,795
  Insurance                                  19,978             10,463
  Job labor and employee leasing            520,315            681,910
  Materials and parts                       647,096            570,530
  Payroll taxes                              45,605               --
  Rent                                          500             13,431
  Shop supplies                                 243              9,470
  Subcontract costs                         192,289            139,471
  Tools and supplies                         25,604             14,919
  Vehicle expenses                           76,608             87,419
  Warranty expense                              773              5,361
                                         ----------         ----------
                                         $1,593,130         $1,592,722
                                         ==========         ==========


SELLING:
  Advertising                            $    7,703         $   20,369
  Telephone                                  16,017              9,564
  Travel and entertainment                  116,726            151,996
                                         ----------         ----------
                                         $  140,446         $  181,929
                                         ==========         ==========


GENERAL AND ADMINISTRATIVE:
  Bad debts                              $   32,721         $   53,553
  Bank charges                                5,620              6,423
  Donations                                     267                505
  Dues and subscriptions                      4,241              4,803
  Employee benefits                          13,695               --
  Insurance                                  13,319              7,581
  Licenses and taxes                         37,826             24,240
  Miscellaneous                               2,911              4,015
  Moving                                        131              3,000
  Office                                     74,638             42,786
  Officer salary                             52,515               --
  Penalties                                     266              1,041
  Professional fees                          21,491             25,769
  Rent                                          500             13,431
  Repairs and maintenance                    30,119             22,482
  Telephone                                  48,052             28,693
  Uniforms                                    3,788              3,942
  Utilities                                  10,122             12,236
                                         ----------         ----------
                                         $  352,222         $  254,500
                                         ==========         ==========



                                    SCHEDULE



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